INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)(a)	Value ($)
Common Stock — 52.4%

Financial — 17.1%
22,297	Ashford (b)(m)	543,508	128,208
100,000	Creative Science Properties, Inc. (b)(f)(g)(l)	1,500,000	1,500,000
65,700	NexPoint Real Estate Finance (c)(m)	1,240,843	634,005

			2,262,213

Real Estate — 33.6%
81	Jernigan Capital, Inc. , REIT	1,528	888
36,822	NexPoint Residential Trust, Inc. , REIT(c)(m)	920,320	928,282
129,380,501	NRESF REIT SUB LLC (c)(d)(e)	2,950,323	3,195,698
39,000	Preferred Apartment Communities, Class A , REIT (m)	401,814	280,020
16,383	Tremont Mortgage Trust (b)	86,168	34,404

			4,439,292

Real Estate Investment Trust — 1.7%
31,340	Summit Hotel Properties Inc. , REIT (m)	405,818	132,255
55,029	United Development Funding IV, REIT(b)	128,441	93,549

			225,804

	Total Common Stock (Cost $8,178,763)		6,927,309

Preferred Stock — 32.6%

Financial — 18.5%
20,343	Ashford Hospitality Trust, REIT 7.50%(f)(m)	419,219	136,908
27,145	7.38%(f)(m)	601,964	178,071
20,113	Bluerock Residential Growth, Inc., REIT, Series D 7.13%(f)(m)	445,830	346,290
1,508	Texmark Timber Trust, REIT 10.25%(b)(d)(e)(f)	1,508,333	1,787,539

			2,448,808

Real Estate Investment Trust (d)(e)(f) —14.1%
1,910	Jernigan Capital, Inc., REIT 7.00%	1,910,500	1,866,809

	Total Preferred Stock (Cost $4,885,846)		4,315,617

Agency Collateralized Mortgage Obligations (g) — 18.0%
2,473,426	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (b)(h)(i)	1,094,802	1,051,206

Shares		Amortized Cost ($)(a)	Value ($)
Agency Collateralized Mortgage Obligations (continued)
1,328,854	Series 2019-K99, Class D 0.00%, 11/25/2029 (h)(i)	593,179	498,320
936,644	Series 2019-K97, Class D 0.00%, 1/25/2030 (b)(h)(i)	416,599	318,459
10,175,526	Series 2019-K97, Class X2A 0.10%, 7/25/2029 (j)	76,414	81,608
2,310,371	Series 2019-K97, Class X2B 0.10%, 1/25/2030 (j)	16,918	18,113
1,491,164	FREMF Trust, Series 2018-KW04, Class C 0.00%, 12/25/2032 (b)(h)(i)	436,171	413,768

	Total Agency Collateralized Mortgage Obligations (Cost $2,634,083)		2,381,474

LLC Interest — 15.0%

Real Estate — 15.0%
12,342	NREF OP I, L.P., REIT (c)	246,839	119,100
93,871	NREF OP IV, L.P., REIT (c)	1,877,417	905,854
2,000,000	SFR WLIF I, LLC (d)(e)	2,000,000	951,160

	Total LLC Interest (Cost $4,124,256)		1,976,114

Convertible Preferred Stock — 2.7%

Real Estate (d)(e)(m) — 2.7%
64,516	Braemar Hotels & Resorts, Inc., REIT 5.50%	1,000,000	358,064

	Total Convertible Preferred Stock (Cost $1,000,000)		358,064

Asset-Backed Securities (g)(k) — 1.4%
250,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031	200,050	90,750
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031	183,528	90,190

	Total Asset-Backed Securities (Cost $383,578)		180,940

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)(a)	Value ($)
Corporate Bonds & Notes — 1.3%
Real Estate — 1.3%
898,000	CBL & Associates 5.95%, 12/15/26 (m)	620,939	172,387

	Total Corporate Bonds & Notes (Cost $620,939)		172,387

Total Investments - 123.4% (Cost $21,827,465)			16,311,905

Other Assets & Liabilities, Net - (23.4)%			(3,088,543)

Net Assets - 100.0%			13,223,362

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)	Non-income producing security.
(c)	Affiliated issuer. Assets with a total aggregate market value of $5,782,939, or 43.7% of net assets, were affiliated with the Fund as of March 31, 2020.
(d)

Securities with a total aggregate value of $7,801,206, or 59.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $7,801,206, or 59.0% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2020. Please see Notes to Investment Portfolio.

(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2020, these securities amounted to $4,062,414 or 30.7% of net assets.

(h)	As of March 31, 2020, investments with a total aggregate value of $1,981,408 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2020. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 0.99% and 3 months equal to 1.45%.

(l)	There is currently no rate available.
(m)	All or part of this security is pledged as collateral for the Fund’s leverage facility. The market value of the securities pledged as collateral was $3,294,490.

PIK — Payment-in-Kind
REIT — Real Estate Investment Trust
USD — U.S. Dollar

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2020	NexPoint Real Estate Strategies

Reverse Repurchase Agreements outstanding as of March 31, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2019-K97, Class D, 0.00%, 1/25/2030	2.88	10/31/2019	$(314,246)	$(936,644)	$(312,000)
Mizuho	FREMF Trust, Series 2018-KW04, Class C, 0.00%, 12/25/2032	2.88	10/31/2019	$(292,088)	(1,491,164)	(290,000)
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	2.88	10/31/2019	$(822,882)	(2,473,426)	(817,000)
Mizuho	FREMF Mortgage Trust, Series 2019-K99, Class D, 0.00%, 11/25/2029	3.08	11/6/2019	$(457,496)	(1,328,854)	(454,000)

Total Reverse Repurchase Agreements					$(6,230,088)	$(1,873,000)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the nine months ended September 30, 2019. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2020, the Fund’s investments consisted of REITs and other real estate investments, senior loans, corporate bonds and notes, common stocks, options, preferred stocks, mortgage-backed securities and cash equivalents. The fair values of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

The fair value of the Fund’s common stocks and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of March 31, 2020 is as follows:

	Total value at March 31, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Nexpoint Real Estate Strategies Fund
Assets
Preferred Stock
Financial	$3,948,808	$—	$2,161,269	$1,787,539
Real Estate Investment Trust	1,866,809	—	—	1,866,809
Common Stock
Financial	762,213	762,213	—	—
Real Estate	4,439,292	1,243,594	—	3,195,698
Real Estate Investment Trust	225,804	225,804	—	—
Agency Collateralized Mortgage Obligations	2,381,474	—	2,381,474	—
LLC Interest	1,976,114	1,024,954	—	951,160
Convertible Preferred Stock	358,064	—	358,064	—
Asset-Backed Securities	180,940	—	180,940	—
Corporate Bonds & Notes
Real Estate	172,387	—	172,387	—

Total Assets	16,311,905	3,256,565	5,254,134	7,801,206

Total	$16,311,905	$3,256,565	$5,254,134	$7,801,206

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2020.

	Balance as of December 31, 2019	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of March 31, 2020
Nexpoint Real Estate Strategies
Preferred Stock	$4,475,959	$—	$—	$—	$12,734	$(1,647,079)	$812,734	$—	$3,654,348
Common Stock	4,217,804	—	—	—	—	(2,086,790)	1,064,684	—	3,195,698
LLC Interest	1,970,640	—	—	—	—	(1,019,480)	—	—	951,160

Total	$10,664,403	$—	$—	$—	$12,734	$(4,753,349)	$1,877,418	$—	$7,801,206

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended March 31, 2020, there were no transfers between Levels.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$3,654,348	Discounted Cash Flow	Discount Rate	8.50%
		Net Asset Value	N/A	N/A
LLC Interest	951,160	Discounted Cash Flow	Discount Rate	3.23% - 4.54%
Common Stock	3,195,698	Net Asset Value	N/A	N/A

Total	$7,801,206

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock asset is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s bank loans securities is the capitalization rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. The Fund did not have any securities sold short as of March 31, 2020.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	NexPoint Real Estate Strategies

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2020:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2020	Shares at March 31, 2020	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT Sub, LLC (Common Stocks)	129,380,501	$4,217,804	$—	$(1,064,684)	$—	$42,578	$3,195,698	129,380,501	$—
Other Affiliates
NexPoint Residential Trust, Inc., REIT (Common Stocks)	36,822	1,656,990	—	(8,129)	—	(720,579)	928,282	36,822	3,378
NexPoint Real Estate Finance (Common Stocks)	—	—	2,124,256	—	—	(1,490,251)	634,005	65,700	—
NREF OP I, L.P., REIT (LLC Interest)	—	—	246,839	—	—	(127,739)	119,100	12,342	—
NREF OP IV, L.P., REIT (LLC Interest)	—	—	1,877,417	—	—	(971,563)	905,854	93,871	—

Total	129,417,323	$5,874,794	$4,248,512	$(1,072,813)	$—	$(3,267,554)	$5,782,939	129,589,239	$3,378